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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2002



                            ANALYTICAL SURVEYS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   Colorado                           0-13111                     84-0846389
---------------                     ------------             -------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


              11595 N. Meridian Street, Carmel, IN                 46032
            ----------------------------------------             ----------
            (Address or principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (317) 571-9700
                                                           --------------



  (Former name or former address, if changed since last report): Not applicable



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ITEM 9. REGULATION FD DISCLOSURE.

The attached Exhibit 99 to this Form 8-K was furnished to the Securities and Exchange Commission in connection with the filing of the Company's annual report on Form 10-K for the year ended September 30, 2002.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ANALYTICAL SURVEYS, INC.

Date: December 19, 2002                         By:  /s/ Michael A. Renninger
                                                   --------------------------
                                                Michael A. Renninger
                                                Chief Financial Officer